AMENDMENT No. 2

TO

GRIFFIN REALTY TRUST, INC.

AMENDED AND RESTATED

EMPLOYEE AND DIRECTOR LONG-TERM INCENTIVE PLAN

Dated as of: January 19, 2023

    THIS AMENDMENT NO. 2 TO THE GRIFFIN REALTY TRUST, INC. AMENDED AND RESTATED EMPLOYEE AND DIRECTOR LONG-TERM INCENTIVE PLAN (the “Plan”) is made as of this 19th day of January, 2023 by Griffin Realty Trust (the “Company”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.

WHEREAS, the Company maintains the Plan, as amended and restated effective March 30, 2020, and as further amended on July 1, 2021; and

WHEREAS, on January 19, 2023, the Company filed Articles of Conversion and a Declaration of Trust to convert the form of organization of the Company from a Maryland corporation to a Maryland real estate investment trust and change its name from Griffin Realty Trust, Inc. to Griffin Realty Trust;

WHEREAS, the Company desires to amend the Plan to reflect the updated name of the Company and the form of organization of the Company.

NOW, THEREFORE, the Plan is hereby amended effective as of January 19, 2023, as follows:

1.The name of the Plan is the “Griffin Realty Trust Amended and Restated Employee and Trustee Long-Term Incentive Plan.”

2.The definition of the “Company” set forth in Section 1.1 is hereby amended and restated as follows:

Griffin Realty Trust (the “Company”)

3.The definition of the “Plan” set forth in Section 1.1 is hereby amended and restated as follows:

the Griffin Realty Trust Amended and Restated Employee and Trustee Long-Term Incentive Plan (the “Plan”)

4.The definition of “Articles of Incorporation” set forth in Section 1.3 of the Plan is hereby deleted and each reference to “Articles of Incorporation” in the Plan is replaced with “Declaration of Trust” which is defined as follows:

    “Declaration of Trust” means the Declaration of Trust of the Company as the same may be amended from time to time.

5.The definition of “Common Stock” and “Stock” set forth in Section 1.3 of the Plan is hereby deleted and each reference to “Common Stock” or “Stock” in the Plan is replaced with “Common Shares” or “Shares”, respectively, which are defined as follows:

    “Common Shares” or “Shares” means common shares of beneficial interest of the Company, $0.001 par value per share.

6.The definition of “Director” set forth in Section 1.3 of the Plan is hereby deleted and each reference to “Director” in the Plan is replaced with “Trustee” which is defined as follows:

    “Trustee” means a person elected or appointed and serving as trustee of the Company in accordance with the Declaration of Trust and the Maryland REIT Law or the other applicable provisions of the Corporations and Associations Article of the Annotated Code of Maryland.

7.The definition of “Plan” set forth in Section 1.3 of the Plan is hereby amended and restated as follows:

    “Plan” means this Griffin Realty Trust Amended and Restated Employee and Trustee Long-Term Incentive Plan.

8.Each reference to “stockholder” in the Plan is replaced with “shareholder.”

9.Unless amended herein, all other terms and conditions of the Plan shall remain in full force and effect. This Amendment No. 2 may be executed by facsimile or other electronic transmission.

[Signature page follows]

    IN WITNESS WHEREOF, the Company has executed this Amendment No. 2 as of the date first written above.

                        Griffin Realty Trust

    By:    /s/ Michael J. Escalante
        Michael J. Escalante
        Chief Executive Officer and President